Wells Fargo Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

March 2, 2020 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 1/31/2020
	Current Month					Fiscal Year to Date					Current Month
		Estimated Sources of Distribution					Estimated Sources of Distribution				Estimated Percentages of Distribution
	Per Share		LT	ST	Paid in	Per Share		LT	ST	Paid in		LT	ST	Paid in
	Distribution	NII	Gains	Gains	Capital	Distribution	NII	Gains	Gains	Capital	NII	Gains	Gains	Capital
ERH	0.07988	0.06190	0.01798	0.00000	0.00000	0.47058	0.19525	0.09746	0.00000	0.17787	77.5%	22.5%	0.0%	0.0%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 1/31/2020
		Fiscal		Annualized		Cumulative
	Quarterly	YTD		5-Year Return on	Fiscal YTD Dist Rate	Fiscal YTD Return on	Fiscal YTD Dist Rate
	Dist	Dist	NAV	NAV	on NAV[1]	NAV	on NAV[1]
ERH	0.07988	0.47058	13.67	7.41%	6.85%	5.65%	2.53%

1 As a percentage of 1/31/2020 NAV

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

April 1, 2020 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to- date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 2/29/2020
	Current Month					Fiscal Year to Date					Current Month
		Estimated Sources of Distribution					Estimated Sources of Distribution				Estimated Percentages of Distribution
	Per Share		LT	ST	Paid in	Per Share		LT	ST	Paid in		LT	ST	Paid in
	Distribution	NII	Gains	Gains	Capital	Distribution	NII	Gains	Gains	Capital	NII	Gains	Gains	Capital
ERH	0.08040	0.04491	0.03549	0.00000	0.00000	0.55091	0.24013	0.13294	0.00000	0.17784	55.9%	44.1%	0.0%	0.0%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 2/29/2020
		Fiscal		Annualized		Cumulative
	Quarterly	YTD		5-Year Return on	Fiscal YTD Dist Rate	Fiscal YTD Return on	Fiscal YTD Dist Rate
	Dist	Dist	NAV	NAV	on NAV[1]	NAV	on NAV[1]
ERH	0.08040	0.55091	12.45	5.73%	8.08%	(3.19)%	2.85%

[1] As a percentage of 2/29/2020 NAV

ACTIVE/101460465.1

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

May 1, 2020 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to- date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 3/31/2020
	Current Month					Fiscal Year to Date					Current Month
		Estimated Sources of Distribution					Estimated Sources of Distribution				Estimated Percentages of Distribution
	Per Share		LT	ST	Paid in	Per Share		LT	ST	Paid in		LT	ST	Paid in
	Distribution	NII	Gains	Gains	Capital	Distribution	NII	Gains	Gains	Capital	NII	Gains	Gains	Capital
ERH	0.08096	0	0.00412	0	0.07684	0.63215	0.24025	0.13713	0	0.25477	0.00%	5.10%	0.00%	94.90%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 3/31/2020
		Fiscal		Annualized		Cumulative
				5-Year	Fiscal YTD	Fiscal YTD	Fiscal YTD
	Monthly Dist	YTD Dist	NAV	Return on NAV	Dist Rate on NAV[1]	Return on NAV	Dist Rate on NAV[1]
ERH	0.08096	0.63215	10.94	3.40%	8.63%	(11.70)%	5.04%

[1] As a percentage of 3/31/2020 NAV

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

June 1, 2020 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to- date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 5/31/2020
	Current Month					Fiscal Year to Date
		Estimated Sources of Distribution					Estimated Sources of Distribution
	Per Share		LT	ST	Paid in	Per Share		LT	ST
	Distribution	NII	Gains	Gains	Capital	Distribution	NII	Gains	Gains
ERH	0.08027	0.05099	0	0	0.02928	0.71232	0.29121	0.1371	0

Data as of 5/31/2020
	Current Month					Fiscal Year to Date					Current Month
		Estimated Sources of Distribution					Estimated Sources of Distribution				Estimated Percentages of Distribution
	Per Share		LT	ST	Paid in	Per Share		LT	ST	Paid in		LT	ST	Paid in
	Distribution	NII	Gains	Gains	Capital	Distribution	NII	Gains	Gains	Capital	NII	Gains	Gains	Capital
ERH	0.08027	0.05099	0	0	0.02928	0.71232	0.29121	0.1371	0	0.28401	0.635	0	0	0.365

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 4/30/2020
	Fiscal		Annualized		Cumulative
			5-Year	Fiscal YTD	Fiscal YTD	Fiscal YTD
	YTD		Return on	Dist Rate	Return on	Dist Rate
	Dist	NAV	NAV	on NAV1	NAV	on NAV1
ERH	0.6321	11.26	3.93%	8.43%	(8.45)%	5.61%

[1] As a percentage of 4/30/2020 NAV

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

July 1, 2020 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to- date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 6/30/2020
	Current Month					Fiscal Year to Date					Current Month
		Estimated Sources of Distribution					Estimated Sources of Distribution				Estimated Percentages of Distribution
	Per Share		LT	ST	Paid in	Per Share		LT	ST	Paid in		LT	ST	Paid in
	Distribution	NII	Gains	Gains	Capital	Distribution	NII	Gains	Gains	Capital	NII	Gains	Gains	Capital
ERH	0.08033	0.0656	0	0	0.01473	0.79254	0.35677	0.13708	0	0.29869	81.70%	0.00%	0.00%	18.30%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 5/31/2020
	Fiscal		Annualized		Cumulative
	YTD		5-Year Return on	Fiscal YTD Dist Rate	Fiscal YTD Return on	Fiscal YTD Dist Rate
	Dist	NAV	NAV	on NAV[1]	NAV	on NAV[1]
ERH	0.71232	11.80	5.23%	8.04%	(3.48)%	6.04%
[1] As a percentage of 5/31/2020 NAV

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

August 3, 2020 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to- date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 7/31/2020
	Current Month					Fiscal Year to Date					Current Month
		Estimated Sources of Distribution					Estimated Sources of Distribution				Estimated Percentages of Distribution
	Per Share		LT	ST	Paid in	Per Share		LT	ST	Paid in		LT	ST	Paid in
	Distribution	NII	Gains	Gains	Capital	Distribution	NII	Gains	Gains	Capital	NII	Gains	Gains	Capital
ERH (FYE 8/31)	0.07957	0	0	0	0.07957	0.87227	0.35688	0.13708	0	0.37831	0.00%	0.00%	0.00%	100.00%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 6/30/2020
	Fiscal		Annualized		Cumulative
	YTD		5-Year	Fiscal YTD	Fiscal YTD	Fiscal YTD
	Dist	NAV	Return on NAV	Dist Rate on NAV1	Return on NAV	Dist Rate on NAV[1]
ERH (FYE 8/31)	0.7927	11.33	5.11%	8.40%	(8.04)%	7.00%

[1] As a percentage of 6/30 NAV

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE